UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 22, 2004
                                                          --------------



                               ILEX ONCOLOGY, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-23413                    74-2699185
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



    4545 Horizon Hill Blvd., San Antonio, Texas                78229
--------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)

                                 (210) 949-8200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)    Financial Statements of Business Acquired.

                None.

         (b)    Pro Forma Financial Information.

                None.

         (c)    Exhibits

                99.1 Press Release

Item 12.  Results of Operation and Financial Condition.

         On April 22, 2004 the Company issued a press release regarding its financial results for the quarter ended March 31, 2004. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILEX ONCOLOGY, INC.



                                       By:   /s/ Ronald G. Tefteller
                                          ----------------------------------
                                          Ronald G. Tefteller
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary
Dated April 22, 2004